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                                                                    EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 28, 1996 included in Boston Chicken, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP


Denver, Colorado
October 30, 1996